SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  __________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            SIGNATURE EYEWEAR, INC.
            (Exact Name of Registrant as Specified in Its Charter)


          CALIFORNIA                                   95-3876317
(State of Incorporation or Organization)             (IRS Employer
                                                  Identification No.)


498 NORTH OAK STREET, INGLEWOOD, CALIFORNIA              90302
 (Address of Principal Executive Officer)              (Zip Code)


If this form relates to                  If this form relates to the
the registration of a                    registration of a class of
class of debt securities                 debt securities and is to become
and is effective upon filing             effective simultaneously with
pursuant to General Instruction          the effectiveness of a concurrent
A(c)(1) please check the                 registration statement under the
following box. [ ]                       Securities Act of 1933 pursuant
                                         to General Instruction A(c)(2)
                                         please check the following box. [ ]

    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     Title of Each Class               Name of Each Exchange on Which
     TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED
     -------------------               ------------------------------

          None                                         None

   SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                   Common Stock, par value $0.001 per share
                               (Title of Class)


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Item 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED.
          ------------------------------------------

      Reference is made to the discussion set forth under the caption "Description of Capital Stock" contained in the Preliminary Prospectus included in Amendment No. 1 to Registration Statement on Form S-1 of Signature Eyewear, Inc. ("Registrant") filed with the Securities and Exchange Commission on July 31, 1997. Such discussion is incorporated herein by reference to Registrant's Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-30017) pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended, and set forth as Exhibit 3.3 hereto.

Item 2.   EXHIBITS.
          --------

 1.1 Registrant's Registration Statement on Form S-1, as amended, File No. 333-30017, which is incorporated herein by this reference.

 3.1 Restated Articles of Incorporation of Registrant - incorporated by reference to Exhibit 3.1 of Registrant's Registration Statement on Form S-1, File No. 333-30017.

 3.2 Amended and Restated Bylaws of Registrant - incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1, File No. 333-30017.

 3.3  Page 41 from Registrant's Amendment No. 1 to Registration
      Statement on Form S-1, File No. 333-30017, containing the discussion set forth under the caption "Description of Capital Stock," which is incorporated herein by this reference.

 4.1 Specimen Stock Certificate of Common Stock of Registrant - incorporated by reference to Exhibit 4.1 of Registrant's Amendment No. 1 to Registration Statement on Form S-1, File No. 333-30017.


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                                   SIGNATURE



      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              SIGNATURE EYEWEAR, INC.



Date: August 20, 1997         By:   /s/ Julie Heldman
                                   ----------------------------
                                   Julie Heldman
                              Its: Co-Chairman of the Board and President